UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2025

FTAI Aviation Ltd.
(Exact Name of Registrant as Specified in its Charter)
Cayman Islands	001-37386	98-1420784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 West 13th Street, 7th Floor, New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(332) 239-7600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Ordinary shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market
9.50% Fixed Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares	FTAIM	The Nasdaq Global Select Market

Item 7.01	Regulation FD Disclosure.

On January 21, 2025, FTAI Aviation Ltd.’s (together with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”) Chairman and Chief Executive Officer, Joseph P. Adams, Jr. will participate in an industry event and provide certain updates about the Company. A copy of the remarks (the “Remarks”) that Mr. Adams is expected to make is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

As used in the Remarks, “average gross assets” is the average gross leasing equipment between December 31, 2023 and September 30, 2024 and “EBIT” is Adjusted EBITDA for the nine months ended September 30, 2024 for the Aviation Leasing reportable segment, adjusted to exclude the Depreciation and Amortization, and annualized.

EBIT is not a financial measure in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe EBIT is a useful metric for investors and analysts for purposes of assessing our operational performance. Investors should use Non‐GAAP information in addition to, and not as an alternative to, financial information prepared in accordance with GAAP. This Non-GAAP measure may not be identical or comparable to measures with the same name presented by other companies. See the appendices of the FTAI Aviation Ltd. Earnings Supplement for the period ended September 30, 2024 for more information on non-GAAP measures and a reconciliation of Adjusted EBITDA to the most comparable GAAP measure.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 18, 2025, the Audit Committee of the Board of Directors of the Company determined to commence a review (which included the engagement of independent advisors) in response to the assertions alleged in the January 15, 2025 report issued by Muddy Waters Research (the “Short-Seller Report”), a well-known short-seller.

The Company strongly disagrees with the assertions made in the Short-Seller Report.  However, in view of the timing of the Short-Seller Report relative to the preparation of the Company’s audited financial statements for fiscal year 2024, and the potential time required for any review of this nature, the Company cannot rule out the possibility that the filing of Company’s Annual Report on Form 10-K for fiscal year 2024 (the “Annual Report”) may be delayed.

The Company reiterates its commitment to maintaining high standards of corporate governance and internal controls, as well as transparent and timely disclosure in compliance with applicable rules and regulations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Remarks, dated January 21, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, management’s expected fiscal year 2025 Adjusted EBITDA guidance from its reportable segments, cost savings, the launching of a strategic capital initiative and the initial partnership and its follow-on partnerships being the primary buyer of on-lease 737NG and A320ceo aircraft going forward, how many aircraft are ultimately owned by such partnerships, providing aircraft management services to such partnerships, PMA certification, statements regarding any response to any short seller and related litigation, any findings from our review of the allegations in the Short-Seller Report and our ability to finish the review without a delay in filing the Annual Report or material impact on our financial results.  Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to us.  You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us.  The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity.  Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024, and September 30, 2024, as updated by annual, quarterly and other reports we file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI Aviation Ltd.

By: /s/ Joseph P. Adams, Jr.
Name: Joseph P. Adams, Jr.
Title: Chief Executive Officer

Date: January 21, 2025